Supplement Dated June 23, 2016 to your Prospectus Dated May 2, 2016

Effective June 30, 2016, in Appendix A - Product Comparison Information, the investment sub-advisor for the UIF Emerging Markets Equity Portfolio, Morgan Stanley Investment Management Limited, is deleted.

This Supplement Should Be Retained For Future Reference.

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